Exhibit 99.2

IHS MARKIT LTD. 4TH FLOOR, ROPEMAKER PLACE 25 ROPEMAKER STREET LONDON EC2Y 9LY UNITED KINGDOM

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E17782-P85401                KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IHS MARKIT LTD.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees:
01) Ruann F. Ernst
02) William E. Ford
03) Balakrishnan S. Iyer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:							For	Against	Abstain
2.

To approve the appointment of Ernst & Young LLP as the Company’s independent registered public accountants until the close of the next Annual General Meeting of Shareholders and to authorize the Company’s Board of Directors, acting by the Audit Committee, to determine the remuneration of the independent registered public accountants.

							☐	☐	☐
3.	To approve the terms of the 2017 Employee Stock Purchase Plan.						☐	☐	☐
4.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers.						☐	☐	☐
The Board of Directors recommends you vote 1 YEAR on the following proposal:						1 Year	2 Years	3 Years	Abstain
5.	To recommend, on an advisory, non-binding basis, whether an advisory vote on the compensation of the Company’s named executive officers should take place every one, two, or three years.					☐	☐	☐	☐
NOTE: In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting:

The Annual Report with Proxy Statement is available at www.proxyvote.com.

E17783-P85401

IHS MARKIT LTD.

Annual General Meeting of Shareholders

April 5, 2017, 9:00 AM, GMT

This proxy is solicited by the Board of Directors of IHS Markit Ltd.

The shareholder(s) hereby appoint(s) Jerre Stead, Todd Hyatt, and Sari Granat as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the common shares of IHS MARKIT LTD. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 9:00 AM, GMT on April 5, 2017 at the IHS Markit Ltd. Corporate Headquarters, 4th floor, Ropemaker Place, 25 Ropemaker Street, London EC2Y 9LY, United Kingdom, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

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